 10.1          Form of Subscription Agreement for Convertible Notes

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this "Agreement") is entered into as of the date set forth on the signature page hereof by and between CDSS Wind Down Inc., a Delaware corporation (together with its successors and permitted assigns, the "Issuer"), the undersigned investor (together with its successors and permitted assigns, the “Investor”).  Capitalized terms used but not otherwise defined herein shall have the meanings set forth in Section 9.1.

RECITALS

Subject to the terms and conditions of this Agreement, the Investor desires to subscribe for and purchase, and the Issuer desires to issue and sell to the Investor, convertible promissory notes (“Notes”) convertible into shares (the “Shares”) of the Issuer's common stock, par value $0.01 per share (the "Common Stock") at such time as additional shares of Common Stock are authorized and available.  The Issuer is offering the Notes in a private placement to the Investor and other investors at an as converted purchase price of $0.05 per share (on a post 1 for 3 reverse split basis) and on the other terms and conditions contained in this Agreement (the “Offering”), provided that the Issuer reserves the right to sell a lesser or greater number of shares.

TERMS OF AGREEMENT

In consideration of the mutual representations and warranties, covenants and agreements contained herein, the parties hereto agree as follows:

ARTICLE 1
SUBSCRIPTION AND ISSUANCE OF NOTES

1.1           Subscription and Issuance of Notes.  Subject to the terms and conditions of this Agreement, the Issuer will issue and sell to the Investor and the Investor subscribes for and will purchase from the Issuer the principal amount of Notes set forth on the signature page hereof for the aggregate purchase price set forth on the signature page hereof (the “Purchase Price”).

1.2           Legend.  The Note and any certificate or certificates representing the Shares shall bear the following legend:

THE SECURITIES REPRESENTED HEREBY MAY NOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF BY THE HOLDER EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND IN COMPLIANCE WITH APPLICABLE SECURITIES LAWS OF ANY STATE WITH RESPECT THERETO OR IN ACCORDANCE WITH AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND ALSO MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH ANY APPLICABLE RULES OF THE SECURITIES AND EXCHANGE COMMISSION.

ARTICLE 2
CLOSING

2.1           Closing.  The closing of the transactions contemplated herein (the "Closing") shall take place on a date designated by the Issuer, which date shall be on or before August 13, 2010 (the “Closing Date”).  The Closing shall take place at the offices of the Issuer, 2100 McKinney Avenue, Suite 1500, Dallas, Texas, or at such other time and place as the Issuer and the Investor mutually agree.  At the Closing, unless the Investor and the Issuer otherwise agree (i) the Investor shall pay the Purchase Price to the Issuer, by wire transfer of immediately available funds to the account designated on Exhibit A hereto; (ii) the Issuer shall issue to the Investor the Notes; and (iii) all other agreements and other documents referred to in this Agreement which are required for the Closing shall be executed and delivered (if that is not done prior to the Closing).  The Issuer shall have the rights to (i) return any subscriptions without interest in the event the proposed merger between the Issuer and Green Energy Management Services, Inc. does not close within 30 days after the date of closing, or (ii) exchange the Notes for promissory notes issued by Green Energy Management Services, Inc..

2.2           Termination.  This Agreement may be terminated at any time prior to the Closing:

(a)           by mutual written consent of the Issuer and the Investor;

(b)           by the Investor, upon a breach of any material representation and warranty, covenant or agreement on the part of the Issuer set forth in this Agreement, or if any material representation and warranty of the Issuer shall have become untrue in any material respect, in either case such that the conditions in Section 8.1 would be incapable of being satisfied by the date of the Closing; or

(c)           by the Issuer upon a breach of any material representation and warranty, covenant or agreement on the part of the Investor set forth in this Agreement, or if any material representation and warranty of the Investor shall have become untrue in any material respect, in either case such that the conditions in Section 8.2 would be incapable of being satisfied by the date of the Closing.

2.3           Effect of Termination.  In the event of termination of this Agreement pursuant to Section 2.2, this Agreement shall forthwith become void, there shall be no liability on the part of the Issuer or the Investor to each other and all rights and obligations of any party hereto shall cease; provided, however, that nothing herein shall relieve any party from liability for the willful breach of any of its representations and warranties, covenants or agreements set forth in this Agreement.

ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF THE ISSUER

As a material inducement to the Investor entering into this Agreement and subscribing for the Note, except as set forth in the Schedule of Exceptions attached hereto as Exhibit B and delivered to the Investor at or prior to the date of this Agreement (it being understood that any information disclosed in any section of the Schedule of Exceptions shall be deemed disclosed in all other applicable sections of the Schedule of Exceptions even though not expressly set forth in such other section(s)), the Issuer hereby represents and warrants to the Investor as follows (it being understood that, except in the case of any representation or warranty that by its terms is made only as of a specified date, each representation and warranty set forth in this Article 3 shall be deemed to be made by the Issuer both as of the date of this Agreement and, if the Closing occurs, as of the date of the Closing):

3.1           Corporate Status.  The Issuer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

3.2           Corporate Power and Authority.  The Issuer has the corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and consummate the transactions contemplated hereby.  At the time of the closing, the Issuer will have taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby.

3.3           Enforceability.  This Agreement has been duly executed and delivered by the Issuer and constitutes a legal, valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general equitable principles, regardless of whether such enforceability is considered in a proceeding at law or in equity.

3.4           No Violation.  The execution and delivery by the Issuer of this Agreement, the consummation of the transactions contemplated hereby, and the compliance by the Issuer with the terms and provisions hereof (including, without limitation, the Issuer's issuance to the Investor of the Shares as contemplated by and in accordance with this Agreement), will not result in a default under (or give any other party the right, with the giving of notice or the passage of time (or both), to declare a default or accelerate any obligation under) or violate the Certificate of Incorporation or By-Laws of the Issuer, or result in the creation or imposition of any material Lien upon any of the properties or assets of the Issuer or any of its Subsidiaries (except where such Lien would not have a Material Adverse Effect on the Issuer).

3.5           Consents/Approvals.  Except as may be required under applicable securities or blue sky laws, no consents, filings, authorizations or other actions of any Governmental Authority are required to be obtained or made by the Issuer for the Issuer's execution, delivery and performance of this Agreement which have not already been obtained or made or will be made when due.

3.6           Valid Issuance.  Upon payment of the Purchase Price by the Investor and delivery to the Investor of the certificates for the Note, such Note will be validly issued.

3.7           SEC Reports and Other Filings. The Issuer has timely made all filings required to be made by it under the Exchange Act.  The Issuer has made accessible to the Investor true, accurate and complete copies of (i) Issuer's annual report on Form 10-K for the fiscal year ended December 31, 2009; (ii) the Issuer’s quarterly report on Form 10-Q for the fiscal quarter ended March 31, 2010; and (iii) the Issuer’s definitive information statement dated June 18, 2002 (the "SEC Reports").  The SEC Reports, when filed, complied in all material respects with all applicable requirements of the Exchange Act.  None of the SEC Reports, at the time of filing, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading in light of the circumstances in which they were made. The Issuer has filed in a timely manner all documents that the Issuer was required to file under the Exchange Act during the 12 months preceding the date of this Agreement.  Each balance sheet included in the SEC Reports (including any related notes and schedules) fairly presents in all material respects the consolidated financial position of the Issuer as of its date, and each of the other financial statements included in the SEC Reports (including any related notes and Schedules) fairly presents in all material respects the consolidated results of operations of the Issuer for the periods or as of the dates therein set forth in accordance with GAAP consistently applied during the periods involved (except that the interim reports are subject to adjustments which might be required as a result of year end audit and except as otherwise stated therein).

3.8           Commissions.  The Issuer has not incurred any other obligation for any finder's or broker's or agent's fees or commissions in connection with the transactions contemplated hereby.

3.9           Capitalization.  The authorized capital stock of the Issuer consists of 100,000,000 shares of Common Stock and 1,000,000 shares of Preferred Stock.  As of the close of business on July 6, 2010, the Issuer has issued and outstanding 96,305,617 shares of Common Stock and no shares of Preferred Stock.  The Issuer currently does not have sufficient authorized shares of Common Stock to permit the conversion of the Note but intends to amend its certificate of incorporation to increase its authorized capital.

3.10         Offerings. Subject in part to the truth and accuracy of Investor’s representations and warranties set forth in this Agreement, the offer, sale and issuance of the Note as contemplated by this Agreement are exempt from the registration requirements of the Securities Act and any applicable state securities laws, and neither the Issuer nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

As a material inducement to the Issuer entering into this Agreement and issuing the Note, the Investor represents and warrants to the Issuer as follows:

4.1           Power and Authority.  The Investor, if other than a natural person, is an entity duly organized, validly existing and in good standing under the laws of the state of its incorporation or formation.  The Investor has the corporate, partnership or other power and authority under applicable law to execute and deliver this Agreement and consummate the transactions contemplated hereby, and has all necessary authority to execute, deliver and perform its obligations under this Agreement and consummate the transactions contemplated hereby.  The Investor has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby.

4.2           No Violation.  The execution and delivery by the Investor of this Agreement, the consummation of the transactions contemplated hereby, and the compliance by the Investor with the terms and provisions hereof, will not result in a default under (or give any other party the right, with the giving of notice or the passage of time (or both), to declare a default or accelerate any obligation under) or violate any charter or similar documents of the Investor, if other than a natural person, or any Contract to which the Investor is a party or by which it or its properties or assets are bound, or violate any Requirement of Law applicable to the Investor, other than such violations or defaults which, individually and in the aggregate, do not and will not have a Material Adverse Effect on the Investor.  The Investor is familiar with Regulation M promulgated under the Exchange Act, and is in full compliance with the provisions thereof with respect to the transactions contemplated hereby.

4.3           Consents/Approvals.  No consents, filings, authorizations or actions of any Governmental Authority are required for the Investor's execution, delivery and performance of this Agreement.  No consent, approval, waiver or other actions by any Person under any Contract to which the Investor is a party or by which the Investor or any of its properties or assets are bound is required or necessary for the execution, delivery and performance by the Investor of this Agreement and the consummation of the transactions contemplated hereby.

4.4           Enforceability.  This Agreement has been duly executed and delivered by the Investor and constitutes a legal, valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor's rights generally and general equitable principles, regardless of whether enforceability is considered in a proceeding at law or in equity.

4.5           Investment Intent.  The Investor is acquiring the Note and the Shares issuable upon conversion thereof for its own account and with no present intention of distributing or selling such Note or Shares and further agrees not to transfer such Note or Shares in violation of the Securities Act or any applicable state securities law, and no one other than the Investor has any beneficial interest in the Note or Shares.  The Investor agrees that it will not sell or otherwise dispose of any of the Note or Shares unless such sale or other disposition has been registered under the Securities Act or, in the opinion of counsel acceptable to the Issuer, is exempt from registration under the Securities Act and has been registered or qualified or, in the opinion of such counsel acceptable to the Issuer, is exempt from registration or qualification under applicable state securities laws.  The Investor understands that the offer and sale by the Issuer of the Note or Shares being acquired by the Investor hereunder has not been registered under the Securities Act by reason of their contemplated issuance in transactions exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) thereof, and that the reliance of the Issuer on such exemption from registration is predicated in part on these representations and warranties of the Investor.  The Investor acknowledges that pursuant to Section 1.2 of this Agreement a restrictive legend consistent with the foregoing has been or will be placed on the Note and the certificates for the Shares.

4.6           Accredited Investor.  The Investor is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment to be made by it hereunder.

4.7           Adequate Information.  The Investor has received from the Issuer, and has reviewed, such information which the Investor considers necessary or appropriate to evaluate the risks and merits of an investment in the Shares, including without limitation, the SEC Reports.  The Investor acknowledges that each of the SEC Reports are specifically incorporated herein by reference and form an integral part of this Agreement.  The Investor also acknowledges that the risk factors contained in the SEC Reports are specifically incorporated herein by reference and forms an integral part of this Agreement.

4.8           Opportunity to Question.  The Investor has had the opportunity to question, and has questioned, to the extent deemed necessary or appropriate, representatives of the Issuer so as to receive answers and verify information obtained in the Investor's examination of the Issuer, including the information that the Investor has received and reviewed as referenced in Section 4.7 hereof in relation to its investment in the Shares.

4.9           No Other Representations.  No oral or written representations have been made to the Investor in connection with the Investor's acquisition of the Shares which were in any way inconsistent with the information reviewed by the Investor.  The Investor acknowledges that no representations or warranties of any type or description have been made to it by any Person with regard to the Issuer, any of its Subsidiaries, any of their respective businesses, properties or prospects or the investment contemplated herein, other than the representations and warranties set forth in Article 3 hereof.

4.10         Knowledge and Experience.  The Investor has such knowledge and experience in financial, tax and business matters, including substantial experience in evaluating and investing in common stock and other securities (including the common stock and other securities of speculative companies), so as to enable the Investor to utilize the information referred to in Section 4.7 hereof and any other information made available by the Issuer to the Investor in order to evaluate the merits and risks of an investment in the Note and Shares and to make an informed investment decision with respect thereto.  Investor is fully aware of:  (i) the highly speculative nature of the Note and Shares; (ii) the financial hazards involved; (iii) the lack of liquidity of the Note and Shares and the restrictions on transferability of the Note and Shares; (iv) the qualifications and backgrounds of the management of the Issuer; (v) the tax consequences of acquiring the Note and Shares; and (vi) Investor understands that the Note and Shares are restricted and cannot be resold unless a registration statement under the Securities Act (and current prospectus) is in effect as to the Note and Shares, the Note and Shares are sold pursuant to SEC Rule 144 of the Securities Act or pursuant to another exemption from the registration requirements of the Securities Act or applicable state securities laws.

4.11         Rule 144.  In addition, Investor has been advised that SEC Rule 144 promulgated under the Securities Act, which permits certain limited sales of unregistered securities, may not be presently available with respect to the Note and Shares and, in any event, requires that the Note and Shares be held for a minimum of six months, and in certain cases one year, after they have been purchased and paid for (within the meaning of SEC Rule 144), before they may be resold under SEC Rule 144.

4.12         Independent Decision.  The Investor is not relying on the Issuer or on any legal or other opinion in the materials reviewed by the Investor with respect to the financial or tax considerations of the Investor relating to its investment in the Note and Shares.  The Investor has relied solely on the representations and warranties, covenants and agreements of the Issuer in this Agreement (including the Exhibits hereto) and on its examination and independent investigation in making its decision to acquire the Note and Shares.

4.13         Commissions.  The Investor has not incurred any obligation for any finder's or broker's or agent's fees or commissions in connection with the transactions contemplated hereby.

4.14         No General Solicitation.  At no time was Investor presented with or solicited by any publicly issued or circulated newspaper, mail, radio, television or other form of general advertising or solicitation in connection with the Note and Shares.

ARTICLE 5
COVENANTS

5.1           Public Announcements.  The Investor agrees not to make any public announcement or issue any press release or otherwise publicly disseminate any information about the subject matter of this Agreement.  The Issuer shall have the right to make such public announcements and shall control, in its sole and absolute discretion, the timing, form and content of all press releases or other public communications of any sort relating to the subject matter of this Agreement, and the method of their release, or publication thereof.

5.2           Further Assurances.  Each party shall execute and deliver such additional instruments and other documents and shall take such further actions as may be reasonably necessary or appropriate to effectuate, carry out and comply with all of the terms of this Agreement and the transactions contemplated hereby.  Each of the Investor and the Issuer shall make on a prompt and timely basis all governmental or regulatory notifications and filings required to be made by it with or to any Governmental Authority in connection with the consummation of the transactions contemplated hereby.  The Issuer and the Investor each agree to cooperate with the other in the preparation and filing of all forms, notifications, reports and information, if any, required or reasonably deemed advisable pursuant to any Requirement of Law or any trading or quotation market connection with the transactions contemplated by this Agreement and to use their respective best efforts to agree jointly on a method to overcome any objections by any Governmental Authority to any such transactions.  Except as may be specifically required hereunder, neither of the parties hereto or their respective Affiliates shall be required to agree to take any action that in the reasonable opinion of such party would result in or produce a Material Adverse Effect on such party.

5.3           Notification of Certain Matters.  Each party hereto shall give prompt notice to the other party of the occurrence, or non-occurrence, of any event which would be likely to cause any representation and warranty herein to be untrue or inaccurate, or any covenant, condition or agreement herein not to be complied with or satisfied.

5.4           Confidential Information.  The Investor agrees that no portion of the Confidential Information (as defined below) shall be disclosed to third parties, except as may be required by law, without the prior express consent of the Issuer provided that the Investor may share such information with such of its officers and professional advisors as may need to know such information to assist the Investor in its evaluation thereof on the condition that such parties agree to be bound by the terms hereof.  All Confidential Information received by the Investor shall be promptly returned or destroyed, as directed by the Issuer.  “Confidential Information” means all oral or written data, reports, records or materials and any and all other confidential or disclosure information or materials obtained from the Issuer or its professional advisors, which are not yet publicly available.  Confidential Information excludes information that is publicly available or already known to the Investor through a source not bound by any confidentiality obligation.  The Investor is aware that the Issuer is a public company is aware of the restrictions imposed by the United States securities laws on the purchase or sale of securities by any person who has received material, non-public information from the issuer of such securities and on the communication of such information to any other person when it is reasonably foreseeable that such other person is likely to purchase or sell such securities in reliance upon such information.  The Investor agrees that while the Investor or its affiliates are in possession of CDSS’s material non-public information, the Investor and its affiliates shall not purchase or sell any of CDSS’s securities, or communicate such information to any third party, in violation of applicable law.

5.5           Favored Nations Provision.  Other than in connection with (i) full or partial consideration in connection with a strategic merger, acquisition, consolidation or purchase of substantially all of the securities or assets of a corporation or other entity which holders of such securities or debt are not at any time granted registration rights, (ii) the Issuer’s or any Subsidiary’s issuance of securities in connection with strategic license agreements and other partnering arrangements so long as such issuances are not for the purpose of raising capital and which holders of such securities or debt are not at any time granted registration rights, or (iii) the Issuer’s issuance of securities which are offset by the return to treasury stock by Ice Nine, L.L.C. of shares of Common Stock sufficient to raise the additional capital without dilution to other Issuer stockholders, as contemplated by Section 1(G) of the Merger Agreement dated as of March 29, 2010, as amended, among the Issuer, CDSS Merger Corporation and Green Energy Management Services, Inc. (collectively, the foregoing (i) through (iii) are “Excepted Issuances”), if at any time during the eleven (11) months after the Filing Deadline Date (as defined in Section 6.2(a)), the Note or Shares are owned by the Investor, the Issuer shall issue or agree to issue (the “Lower Price Issuance”) any Common Stock or securities convertible into or exercisable for shares of Common Stock (or modify any of the foregoing which may be outstanding) to any person or entity at a price per share or conversion or exercise price per share which shall be less than the Purchase Price in effect at such time, without the consent of the Investors holding a majority of the shares of Common Stock issued pursuant to the private placement of which the Shares are a part, then the Purchase Price shall automatically be reduced to such other lower price and the Issuer shall issue to the Investor additional shares of Common Stock or adjust the conversion rate of the Note so that the average Purchase Price of the total shares of Common Stock issued to the Investor shall be equal to the price per share based on the Lower Price Issuance.  Common Stock issued or issuable by the Issuer for no consideration or for consideration that cannot be determined at the time of issue will be deemed issuable or to have been issued for $0.01 per share of Common Stock.  The rights of Subscribers set forth in this Section are in addition to any other rights the Investor has pursuant to this Agreement and any other agreement referred to or entered into in connection herewith or to which Investor and Issuer are parties.  Appropriate adjustments shall be made for any stock splits, reverse stock splits, reclassifications, combinations or similar events.

ARTICLE 6
REGISTRATION RIGHTS

The Investor shall have the following registration rights with respect to the Registrable Securities owned by it:

6.1           Transfer of Registration Rights.  The Investor may assign the registration rights with respect to the Shares to any party or parties to which it may from time to time transfer the Shares, provided that the transferee agrees in writing with the Issuer to be bound by the applicable provisions of this Agreement regarding such registration rights and indemnification relating thereto.  Upon assignment of any registration rights pursuant to this Section 6.1, the Investor shall deliver to the Issuer a notice of such assignment which includes the identity and address of any assignee and such other information reasonably requested by the Issuer in connection with effecting any such registration (collectively, the Investor and each such subsequent holder is referred to as a "Holder").

6.2           Required Registration.

(a)           Filing of Registration Statement.  As promptly as practicable after the Closing, but in no event later than thirty (30) days after the date of the closing of the proposed merger between the Issuer and Green Energy Management Services, Inc. (the “Filing Deadline Date”), the Issuer agrees to file a Registration Statement on Form S-1 (the “Registration Statement”) to register the resale of all of the Shares issuable upon conversion of the Note.  The Issuer shall use reasonable efforts to cause the SEC to declare the Registration Statement effective as soon as practicable after filing and to thereafter maintain the effectiveness of the Registration Statement until such time as the Issuer reasonably determines, based on an opinion of counsel, that the Holders will be eligible to sell all of the Shares then beneficially owned by the Holders upon conversion of the Note without the need for continued registration of the Shares in the three month period immediately following the termination of the effectiveness of the Registration Statement.  The Issuer's obligations contained in this Section 6.2 shall terminate on the second anniversary of the date on which the Shares are issued hereunder.

(b)           Delay In Filing or Effectiveness.

(i)            If the Registration Statement is not filed by the Issuer with the SEC on or prior to the Filing Deadline Date, or if the Registration Statement is not declared effective by the SEC on or within sixty (60) days after the Filing Deadline Date (the “Effectiveness Deadline Date”), then upon the first day following the Filing Deadline Date or the Effectiveness Deadline Date (the “Initial Liquidated Damages Date”), and upon the expiration of each fifteen (15)-day period following the Initial Liquidated Damages Date in which the Registration Statement has not been filed by the Issuer with the SEC or declared effective by the SEC (each, an “Additional Liquidated Damages Date”), the Issuer shall pay the Investor, as liquidated damages and not as a penalty, an amount equal to 1.5% (expressed as a percentage of the Issuer’s shares received by the former Green Energy Management Services, Inc. stockholders in the proposed merger) with respect to any failure to timely file the Registration Statement or obtain the effectiveness thereof (up to an aggregate of 3.0% per 15 day period if neither Deadline is met); and for any Initial Liquidated Damages Date or Additional Liquidated Damages Date, such payment shall be made no later than the first business day of the calendar month next succeeding the month in which such Initial Liquidated Damages Date or Additional Liquidated Damages Date occurs.

(ii)           The parties agree that the sole damages payable for a violation of the terms of this Agreement with respect to which liquidated damages are expressly provided shall be such liquidated damages. Nothing shall preclude the Investor from pursuing or obtaining specific performance or other equitable relief with respect to this Agreement.

(iii)           The parties hereto agree that the liquidated damages provided for in this Section 6.2(b) constitute a reasonable estimate of the damages that may be incurred by the Investor by reason of the failure of the Shelf Registration Statement to be filed in accordance with the provisions hereof.

6.3           Registration Procedures.

(a)           In case of the Registration Statement effected by the Issuer subject to this Article 6, the Issuer shall keep the Investor, on behalf of each Holder, advised in writing as to the initiation of such registration, and as to the completion thereof.  In addition, subject to Section 6.2 above, the Issuer shall, to the extent applicable to the Registration Statement:

(i)             prepare and file with the SEC such amendments and supplements to the Registration Statement as may be necessary to keep such registration, effective and comply with provisions of the Securities Act with respect to the disposition of all securities covered thereby during the period referred to in Section 6.2;

(ii)            update, correct, amend and supplement the Registration Statement as necessary;

(iii)           notify Holder when the Registration Statement is declared effective by the SEC, and furnish such number of prospectuses, including preliminary prospectuses, and other documents incident thereto as Holder may reasonably request from time to time;

(iv)           use its commercially reasonable efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions of the United States where an exemption is not available and as Holder may reasonably request to enable it to consummate the disposition in such jurisdiction of the Registrable Securities (provided that the Issuer will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this provision, or (ii) consent to general service of process in any such jurisdiction, or (iii) subject itself to taxation in any jurisdiction where it is not already subject to taxation);

(v)           notify Holder at any time when a prospectus relating to the Registrable Securities is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in the Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and at the request of Holder, the Issuer will prepare a supplement or amendment to such prospectus, so that, as thereafter delivered to purchasers of such shares, such prospectus will not contain any untrue statements of a material fact or omit to state any fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(vi)           cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Issuer are then listed and obtain all necessary approvals from the OTC Bulletin Board, if applicable, for trading thereon;

(vii)          provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of the Registration Statement; and

(viii)         upon the sale of any Registrable Securities pursuant to the Registration Statement, direct the transfer agent to remove all restrictive legends from all certificates or other instruments evidencing such Registrable Securities.

(b)           Notwithstanding anything stated or implied to the contrary in Section 6.3(a) above, the Issuer shall not be required to consent to any underwritten offering of the Registrable Securities or to any specific underwriter participating in any underwritten public offering of the Registrable Securities.

(c)           Each Holder agrees that upon receipt of any notice from the Issuer of the happening of any event of the kind described in Section 6.3(a)(v), such Holder will forthwith discontinue such Holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 6.3(a)(v) and, if so directed by the Issuer, will deliver to the Issuer at the Issuer's expense all copies, other than permanent file copies, then in such Holder's possession, of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

(d)           Except as required by law, all expenses incurred by the Issuer in complying with this Article 6, including but not limited to, all registration, qualification and filing fees, printing expenses, fees and disbursements of counsel and accountants for the Issuer, blue sky fees and expenses (including fees and disbursements of counsel related to all blue sky matters) ("Registration Expenses") incurred in connection with any registration, qualification or compliance pursuant to this Article 6 shall be borne by the Issuer.  All underwriting discounts and selling commissions applicable to a sale incurred in connection with any registration of Registrable Securities and the legal fees and other expenses of a Holder shall be borne by such Holder.

6.4           Further Information.  If Registrable Securities owned by a Holder are included in any registration, such Holder shall furnish the Issuer such information regarding itself as the Issuer may reasonably request and as shall be required in connection with any registration (or amendment thereto), referred to in this Agreement, and Holder shall indemnify the Issuer with respect thereto in accordance with Article 7 hereof.  The Investor hereby agrees to promptly complete and return all forms and questionnaires relating to Investor that the Issuer shall reasonably request in connection with its preparation of the Shelf Registration Statement.  The Investor agrees and acknowledges that the Issuer may rely on such information as being true and correct for purposes of preparing and filing the Registration Statement at the time of filing thereof and at the time it is declared effective, unless the Investor has notified the Issuer in writing to the contrary prior to such time.

ARTICLE 7
INDEMNIFICATION

7.1           Indemnification Generally.  The Issuer, on the one hand, and the Investor, on the other hand (each an "Indemnifying Party"), shall indemnify the other from and against any and all losses, damages, liabilities, claims, charges, actions, proceedings, demands, judgments, settlement costs and expenses of any nature whatsoever (including, without limitation, reasonable attorneys' fees and expenses) or deficiencies resulting from any breach of a representation and warranty, covenant or agreement by the Indemnifying Party and all claims, charges, actions or proceedings incident to or arising out of the foregoing.

7.2           Indemnification Relating to Registration Rights.

(a)           With respect to any registration, effected or to be effected pursuant to Article 6 of this Agreement, the Issuer shall indemnify each Holder of Registrable Securities whose securities are included or are to be included therein, each of such Holder's directors and officers, each underwriter (as defined in the Securities Act) of the securities sold by such Holder (if any), and each Person who controls (within the meaning of the Securities Act) any such Holder or underwriter (a "Controlling Person") from and against all losses, damages, liabilities, claims, charges, actions, proceedings, demands, judgments, settlement costs and expenses of any nature whatsoever (including, without limitation, reasonable attorneys' fees and expenses) or deficiencies of any such Holder or any such underwriter or Controlling Person concerning:

(i)             any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration;

(ii)            any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein, in the light of the circumstances under which it was made, not misleading; or

(iii)           any violation by the Issuer of the Securities Act or any rule or regulation promulgated thereunder applicable to the Issuer, or of any blue sky or other state securities laws or any rule or regulation promulgated thereunder applicable to the Issuer, in each case, relating to any action or inaction required of the Issuer in connection with any such registration, and subject to Section 7.3 below will reimburse each such Person entitled to indemnity under this Section 7.2 for all legal and other expenses reasonably incurred in connection with investigating or defending any such loss, damage, liability, claim, charge, action, proceeding, demand, judgment, settlement or deficiency; provided, however, that, the foregoing indemnity and reimbursement obligation shall not be applicable to the extent that any such matter arises out of or is based on any untrue statement (or alleged untrue statement) or omission (or alleged omission) made in reliance upon and in conformity with written information furnished to the Issuer by or on behalf of such Holder or by or on behalf of such an underwriter specifically for use in such prospectus, offering circular or other document.

(b)           With respect to any registration, qualification or compliance effected or to be effected pursuant to this Agreement, each Holder of Registrable Securities whose securities are included or are to be included therein, shall indemnify the Issuer from and against all losses, damages, liabilities, claims, charges, actions, proceedings, demands, judgments, settlement costs and expenses of any nature whatsoever (including, without limitation, reasonable attorneys' fees and expenses) or deficiencies of the Issuer concerning:

(i)             any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance;

(ii)            any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein, in the light of the circumstances under which it was made, not misleading; or

(iii)           any violation by such Holder of the Securities Act or any rule or regulation promulgated thereunder applicable to the Issuer or such Holder or of any blue sky or other state securities laws or any rule or regulation promulgated thereunder applicable to the Issuer or such Holder, in each case, relating to any action or inaction required of such Holder in connection with any such registration, qualification or compliance, and subject to Section 7.3 below will reimburse the Issuer for all legal and other expenses reasonably incurred in connection with investigating or defending any such loss, damage, liability, claim, charge, action, proceeding, demand, judgment, settlement or deficiency; provided, however, that, the foregoing indemnity and reimbursement obligation shall only be applicable to the extent that any such matter arises out of or is based on any untrue statement (or alleged untrue statement) or omission (or alleged omission) made in reliance upon and in conformity with written information furnished to the Issuer by or on behalf of the Holder specifically for use in such prospectus, offering circular or other document; provided, however, that, the obligation of the Holder hereunder shall be limited to an amount equal to the proceeds to the Holder of Registrable Securities sold as contemplated hereunder.

7.3           Indemnification Procedures.  Each Person entitled to indemnification under this Section (an "Indemnified Party") shall give notice as promptly as reasonably practicable to each party required to provide indemnification under this Section (an "Indemnifying Party") of any action commenced against or by it in respect of which indemnity may be sought hereunder, but failure to so notify an Indemnifying Party shall not relieve such Indemnifying Party from any liability that it may have otherwise than on account of this indemnity agreement so long as such failure shall not have materially prejudiced the position of the Indemnifying Party.  Upon such notification, the Indemnifying Party shall assume the defense of such action if it is a claim brought by a third party, if and after such assumption the Indemnifying Party shall not be entitled to reimbursement of any expenses incurred by it in connection with such action except as described below.  In any such action, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the contrary or (ii) the named parties in any such action (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing or conflicting interests between them.  The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent (which shall not be unreasonably withheld or delayed by such Indemnifying Party), but if settled with such consent or if there be final judgment for the plaintiff, the Indemnifying Party shall indemnify the Indemnified Party from and against any loss, damage or liability by reason of such settlement or judgment.

ARTICLE 8
CONDITIONS TO CLOSING

8.1           Conditions to the Obligations of the Investor.  The obligations of the Investor to proceed with respect to its purchase of the Shares at the Closing is subject to the following conditions any and all of which may be waived, in whole or in part, to the extent permitted by applicable law:

(a)            Representations and Warranties.  Each of the representations and warranties of the Issuer contained in this Agreement shall be true and correct in all material respects as of the Closing as though made on and as of the Closing, except (i) for changes specifically permitted by this Agreement, and (ii) that those representations and warranties which address matters only as of a particular date shall remain true and correct as of such date, except in any case for such failures to be true and correct which would not, individually or in the aggregate, have a Material Adverse Effect on the Issuer.  Unless the Investor receives written notice to the contrary at the Closing, Investor shall be entitled to assume that the preceding is accurate in all respects at the Closing.

(b)            Agreement and Covenants.  The Issuer shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing.  Unless the Investor receives written notice to the contrary at the Closing, Investor shall be entitled to assume that the preceding is accurate in all respects at the Closing.

(c)            No Order.  No governmental authority or other agency or commission or federal or state court of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction, or other order (whether temporary, preliminary or permanent) which is in effect and which materially restricts, prevents or prohibits consummation of the Closing or any transaction contemplated by this Agreement.

8.2           Conditions to the Obligations of the Issuer.  The obligations of the Issuer to proceed with the Closing is subject to the following conditions any and all of which may be waived, in whole or in part, to the extent permitted by applicable law:

(a)            Representations and Warranties.  Each of the representations and warranties of the Investor contained in this Agreement shall be true and correct as of the Closing as though made on and as of the Closing, except (i) for changes specifically permitted by this Agreement, and (ii) that those representations and warranties which address matters only as of a particular date shall remain true and correct as of such date.  Unless the Issuer receives written notification to the contrary at the Closing, the Issuer shall be entitled to assume that the preceding is accurate in all respects at the Closing.

(b)           Agreement and Covenants.  The Investor shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing.  Unless the Issuer receives written notification to the contrary at the Closing, the Issuer shall be entitled to assume that the preceding is accurate in all respects at the Closing.

(c)            No Order.  No governmental authority or other agency or commission or federal or state court of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction, or other order (whether temporary, preliminary or permanent) which is in effect and which materially restricts, prevents or prohibits consummation of the Closing or any transaction contemplated by this Agreement.

ARTICLE 9
MISCELLANEOUS

9.1           Defined Terms.  As used herein the following terms shall have the following meanings:

"Affiliate" shall have the meaning ascribed to it in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date hereof.

"Certificate of Incorporation" means the Issuer's Certificate of Incorporation, as the same may be supplemented, amended or restated from time to time.

"Closing" has the meaning in Article 2 of this Agreement.

"Common Stock" has the meaning specified in the Recitals to this Agreement.

"Contract" means any material indenture, lease, sublease, loan agreement, mortgage, note, restriction, commitment, obligation or other contract, agreement or instrument.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"GAAP" means generally accepted accounting principles in effect in the United States of America from time to time.

"Governmental Authority" means any nation or government, any state or other political subdivision thereof, and any entity or official exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

"Investor" has the meaning specified in the Recitals to this Agreement.

"Issuer" means CDSS Wind Down Inc., a Delaware corporation.

"Lien" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code or comparable law or any jurisdiction in connection with such mortgage, pledge, security interest, encumbrance, lien or charge).

"Material Adverse Change (or Effect)" means a material and adverse change in (or effect on) the financial condition, properties, assets, liabilities, rights, obligations, operations or business, of a Person and its Subsidiaries taken as a whole.

"Person" means an individual, partnership, corporation, business trust, joint stock company, estate, trust, unincorporated association, joint venture, Governmental Authority or other entity, of whatever nature.

"Purchase Price" has the meaning specified in Section 1.1 of  this Agreement.

"Register", "registered" and "registration" refer to a registration of the offering and sale or resale of Common Stock effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of the effectiveness of such registration statement.

"Registrable Securities" means all shares of Common Stock acquired by the Investor pursuant to this Agreement or issuable upon conversion of the Note and any other shares of Common Stock or other securities issued in respect of such Shares by way of a stock dividend or stock split or in connection with a combination or subdivision of the Issuer’s Common Stock or by way of a recapitalization, merger or consolidation or reorganization of the Issuer; provided, however, that, as to any particular securities, such securities will cease to be Registrable Securities when they have been sold pursuant to registration or in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions and restrictive legends with respect thereto are removed upon the consummation of such sale and the purchaser and seller receive an opinion of counsel for the Issuer, which shall be in form and substance reasonably satisfactory to the purchaser and seller and their respective counsel, to the effect that such stock in the hands of the purchaser is freely transferable without restriction or registration under the Securities Act in any public or private transaction.

"Requirements of Law" means as to any Person, the certificate of incorporation, by-laws or other organizational or governing documents of such person, and any domestic or foreign and federal, state or local law, rule, regulation, statute or ordinance or determination of any arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its properties or to which such Person or any of its property is subject.

"SEC" means the Securities and Exchange Commission.

"SEC Reports" has the meaning specified in Section 3.7 of this Agreement.

"Securities Act" means the Securities Act of 1933, as amended.

"Shares" has the meaning specified in Section 1.1 of this Agreement.

"Subsidiary" means as to any Person, a corporation or limited partnership of which more than 50% of the outstanding capital stock or partnership interests having full voting power is at the time directly or indirectly owned or controlled by such Person.

9.2           Other Definitional Provisions.

(a)           All terms defined in this Agreement shall have the defined meanings when used in any certificates, reports or other documents made or delivered pursuant hereto or thereto, unless the context otherwise requires.

(b)           Terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa.

(c)           All accounting terms shall have a meaning determined in accordance with GAAP.

(d)           As used herein, the neuter gender shall also denote the masculine and feminine, and the masculine gender shall also denote the neuter and feminine, where the context so permits.

(e)           The words "hereof," "herein" and "hereunder," and words of similar import, when used in this Agreement shall refer to this Agreement as a whole (including any Exhibits hereto) and not to any particular provision of this Agreement.

9.3           Notices.  All notices, requests, demands, claims, and other communications hereunder shall be in writing and shall be delivered by certified or registered mail (first class postage pre-paid), guaranteed overnight delivery, or facsimile transmission if such transmission is confirmed by delivery by certified or registered mail (first class postage pre-paid) or guaranteed overnight delivery, to the following addresses and telecopy numbers (or to such other addresses or telecopy numbers which such party shall subsequently designate in writing to the other party):

(a)           if to the Issuer to:

CDSS Wind Down Inc.
2100 McKinney Avenue, Suite 1500
Dallas, Texas  75201
Attention:  Steven B. Solomon
Facsimile: (214) 520-0034

(b)           if to the Investor to the address set forth next to its name on the signature page hereto.

Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered by hand, by messenger or by courier, or if sent by facsimile, upon confirmation of receipt.

9.4           Entire Agreement.  This Agreement (including the Exhibits attached hereto) and other documents delivered at the Closing pursuant hereto, contain the entire understanding of the parties in respect of its subject matter and supersedes all prior agreements and understandings between or among the parties with respect to such subject matter.  The Exhibits constitute a part hereof as though set forth in full above.

9.5           Expenses; Taxes.  Except as otherwise provided in this Agreement, the parties shall pay their own fees and expenses, including their own counsel fees, incurred in connection with this Agreement or any transaction contemplated hereby.  Any sales tax, stamp duty, deed transfer or other tax (except taxes based on the income of the Investor) arising out of the issuance of the Shares by the Issuer to the Investor and consummation of the transactions contemplated by this Agreement shall be paid by the Issuer.

9.6           Amendment; Waiver.  This Agreement may not be modified, amended, supplemented, canceled or discharged, except by written instrument executed by both parties.  No failure to exercise, and no delay in exercising, any right, power or privilege under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege hereunder preclude the exercise of any other right, power or privilege.  No waiver of any breach of any provision shall be deemed to be a waiver of any preceding or succeeding breach of the same or any other provision, nor shall any waiver be implied from any course of dealing between the parties.  No extension of time for performance of any obligations or other acts hereunder or under any other agreement shall be deemed to be an extension of the time for performance of any other obligations or any other acts.  The rights and remedies of the parties under this Agreement are in addition to all other rights and remedies, at law or equity, that they may have against each other.

9.7           Binding Effect; Assignment.  The rights and obligations of this Agreement shall bind and inure to the benefit of the parties and their respective successors and legal assigns.  The rights and obligations of this Agreement may not be assigned by any party without the prior written consent of the other party.

9.8           Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument.

9.9           Headings.  The headings contained in this Agreement are for convenience of reference only and are not to be given any legal effect and shall not affect the meaning or interpretation of this Agreement.

9.10         Governing Law; Interpretation.  This Agreement shall be construed in accordance with and governed for all purposes by the laws of the State of Delaware applicable to contracts executed and to be wholly performed within such State.

9.11         Severability.  The parties stipulate that the terms and provisions of this Agreement are fair and reasonable as of the date of this Agreement.  However, any provision of this Agreement shall be determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.  If, moreover, any of those provisions shall for any reason be determined by a court of competent jurisdiction to be unenforceable because excessively broad or vague as to duration, activity or subject, it shall be construed by limiting, reducing or defining it, so as to be enforceable.

[SIGNATURES AND OTHER INFORMATION FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed and delivered as of the date set forth below.

NAME OF INVESTOR:	ADDRESS FOR NOTICES (Please Print):

SIGNATURE:
Attention:
By:	Telecopy:
Name:
Title:	Tax Identification #:

Exact Name to appear on
Note and Stock Certificates:

Principal Amount of Note Subscribed For:

Aggregate Purchase Price (see Section 1.1):

ACCEPTED:	CDSS WIND DOWN INC.

	By:		Dated:	,	2010
		Name:
		Title: